UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 2, 2004
                                                          ----------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-9550                  62-1691861
 --------------------------             ---------               -------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



               One Thousand Beverly Way
                 Fort Smith, Arkansas                             72919
        --------------------------------------                  ----------
       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number including area code    (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On February 2, 2004, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that Maria Berthoud will join the Company as Senior Vice President, Government Affairs, effective March 15, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated February 2,
2004.

*Furnished with this document



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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2004.                   BEVERLY ENTERPRISES, INC.




                                        By: /s/ PAMELA H. DANIELS
                                           --------------------------
                                           Pamela H. Daniels
                                           Senior Vice President, Controller and
                                           Chief Accounting Office




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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
   99.1       Press Release of Beverly Enterprises, Inc. dated February 2, 2004









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